UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 10, 2017, Stephen M. Bachelder retired as Chief Operating Officer of Lakeland Industries, Inc. (the “Company”). Mr. Bachelder will continue to serve as a member of the Company’s board of directors (the “Board”). The Board has agreed that the outstanding performance-based restricted stock awarded to Mr. Bachelder on July 27, 2015 pursuant to the Company’s 2015 Stock Plan, which vest on July 27, 2017, shall continue to vest pursuant to its terms, subject to Mr. Bachelder’s continued service as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

/s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer & President

Dated: March 10, 2017